Income (loss) per Share	9 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Income (loss) per Share [Text Block]

19. Income (loss) per Share

Income (loss) per common share represents net income (loss) for the period divided by the weighted average number of common shares outstanding during the period.

Diluted income per share is calculated by dividing the applicable net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the period.

	Three months ended December 31,		Nine months ended December 31,
	2025	2024	2025	2024
Basic weighted average number of common shares outstanding	239,036,198	128,602,843	216,518,948	119,327,280
Effect of dilutive stock options and warrants	-	2,922,480	-	2,922,480
Diluted weighted average common shares outstanding	239,036,198	131,525,323	216,518,948	122,249,760